Exhibit 10.3

CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

(AS ADOPTED ON NOVEMBER 19, 2020 AND AMENDED ON DECEMBER 4, 2020)

CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

The Board adopted the Plan to become effective immediately, although no Awards may be granted under the Plan prior to the IPO Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by: (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications, and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares, and Restricted Stock Units. Capitalized terms used in this Plan are defined in Article 14.

ARTICLE 2. ADMINISTRATION.

2.1 General. The Plan may be administered by the Board or one or more Committees to which the Board (or an authorized Board committee) has delegated authority. If administration is delegated to a Committee, the Committee shall have the powers theretofore possessed by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to either the Board or the Administrator shall hereafter also encompass the Committee or subcommittee, as applicable). The Board may abolish the Committee’s delegation at any time and the Board shall at all times also retain the authority it has delegated to the Committee. The Administrator shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

2.2 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

2.3 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to: (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements, and other features and conditions of such Awards, (c) interpret the Plan and Awards granted under the Plan, (d) determine whether, when, and to what extent an Award has become vested and/or exercisable and whether any performance-based vesting conditions have been satisfied, (e) make, amend, and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws, (f) impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan. In addition, with regard to the terms and conditions of Awards granted to Service Providers outside of the United States, the Administrator may vary from the provisions of the Plan (other than any requiring stockholder approval pursuant to Section 13.3) to the extent it determines it necessary or appropriate to do so.

2.4 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations, and interpretations shall be final and binding on all interested parties.

2.5 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be (i) authorized but unissued shares, or (ii) treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of: (a) 36,000,000 Common Shares, (b) any Common Shares subject to awards granted under the Predecessor Plan that are outstanding on the IPO Date that subsequently are forfeited, expire, or lapse unexercised or unsettled and Common Shares issued pursuant to awards granted under the Predecessor Plan that are outstanding on the IPO Date and that are subsequently forfeited to or reacquired by the Company, (c) the number of Common Shares reserved under the Predecessor Plan that are not issued or subject to outstanding awards under the Predecessor Plan on the IPO Date, and (d) the additional Common Shares described in Articles 3.2 and 3.3; provided, however, that no more than 136,953,840 Common Shares, in the aggregate, shall be added to the Plan pursuant to clauses (b) and (c). The Company shall reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

3.2 Annual Increase in Shares. On the first day of each fiscal year of the Company during the term of the Plan, commencing in 2022 and ending in (and including) 2030, the aggregate number of Common Shares that may be issued under the Plan shall automatically increase by a number equal to the lesser of: (a) 5% of the total number of Common Shares actually issued and outstanding on the last day of the preceding fiscal year, or (b) a number of Common Shares determined by the Board.

3.3 Shares Returned to Reserve. To the extent that Options, SARs, Restricted Stock Units, or other Awards are forfeited, cancelled, or expire for any reason before being exercised or settled in full, the Common Shares subject to such Awards shall again become available for issuance under the Plan. If SARs are exercised or Restricted Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant upon exercise of such SARs or settlement of such Restricted Stock Units, as applicable, shall reduce the number of Common Shares available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision, repurchase right, or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy withholding obligations for Tax-Related Items related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

3.4 Awards Not Reducing Share Reserve. To the extent permitted under applicable exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Restricted Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Restricted Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

3.5 Code Section 422 and Other Limits. Subject to adjustment in accordance with Article 9:

(a) No more than 172,953,840 Common Shares may be issued under the Plan upon the exercise of ISOs.

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(b) The aggregate grant date fair value of Awards granted to an Outside Director during any one fiscal year of the Company, together with the value of any cash compensation paid to the Outside Director during such fiscal year, may not exceed $1,000,000 (on a per-Director basis); provided however that the limitation that will apply in the fiscal year in which the Outside Director is initially appointed or elected to the Board shall instead be $2,000,000. Notwithstanding the foregoing, until the Company’s 2021 annual meeting of stockholders, newly appointed or elected Outside Directors may receive Awards for up to 115,000 Common Shares which shall not be counted towards the limitations in the preceding sentence. For purposes of the limitations in this clause (b), the grant date fair value of an Award shall be determined in accordance with the assumptions that the Company uses to estimate the value of share-based payments for financial reporting purposes. For the sake of clarity, neither Awards granted, nor compensation paid, to an individual for his or her service as an Employee or Consultant, but not as an Outside Director, shall count towards this limitation.

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

4.2 Other Awards. Awards other than ISOs may be granted to both Employees and other Service Providers.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The vesting and exercisability conditions applicable to the Option may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination of such conditions. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable non-U.S. law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries, his or her estate or legal heirs, as applicable. If permitted by the Administrator and valid under applicable law, each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or permitted, if the designation is not valid under applicable law, or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

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5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, reprice, extend, or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

5.7 Buyout Provisions. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted, or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

5.8 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or

(d) Through any other form or method consistent with applicable laws, regulations, and rules.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

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6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The vesting and exercisability conditions applicable to the SAR may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company: (a) Common Shares, (b) cash, or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries, his or her estate or legal heirs, as applicable. If permitted by the Administrator and valid under applicable law, each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was permitted or designated, if the designation is not valid under applicable law, or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate or legal heirs.

6.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, reprice, extend, or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, materially impair his or her rights or obligations under such SAR.

ARTICLE 7. RESTRICTED SHARES.

7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

7.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.

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7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend, and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

7.5 Modification or Assumption of Restricted Shares. Within the limitations of the Plan, the Administrator may modify or assume outstanding Restricted Shares or may accept the cancellation of outstanding restricted shares (whether granted by the Company or by another issuer) in return for the grant of new Restricted Shares for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of Restricted Shares shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Shares.

ARTICLE 8. RESTRICTED STOCK UNITS.

8.1 Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

8.3 Vesting Conditions. Each Award of Restricted Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. A Restricted Stock Unit Agreement may provide for accelerated vesting upon certain specified events.

8.4 Voting and Dividend Rights. The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

8.5 Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Common Shares, or (c) any combination of both, as determined by the Administrator. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average value of Common Shares over a series of trading days. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Article 9.

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8.6 Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries, his or her estate or legal heirs. If permitted by the Administrator and valid under applicable law, each recipient of Restricted Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or permitted, if the designation is not valid under applicable law, or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate or legal heirs.

8.7 Modification or Assumption of Restricted Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding restricted stock units or may accept the cancellation of outstanding restricted stock units (whether granted by the Company or by another issuer) in return for the grant of new Restricted Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Stock Unit.

8.8 Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall be made to the following:

(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1 and 3.5;

(b) The number and kind of shares covered by each outstanding Option, SAR, and Restricted Stock Unit; and/or

(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator may make such adjustments as it, in its sole discretion, deems appropriate to the foregoing. Any adjustment in the number of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

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9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs, and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator may include (without limitation) one or more of the following with respect to each outstanding Award:

(a) The continuation of such outstanding Award by the Company (if the Company is the surviving entity);

(b) The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax and regulatory requirements;

(c) The substitution by the surviving entity or its parent of an equivalent award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax and regulatory requirements;

(d) In the case of an Option or SAR, the cancellation of such Award without payment of any consideration. An Optionee shall be able to exercise his or her outstanding Option or SAR, to the extent such Option or SAR is then vested or become vested as of the effective time of the transaction, during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction, and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Option or SAR. Any exercise of such Option or SAR during such period may be contingent on the closing of the transaction;

(e) The cancellation of such Award and a payment to the Participant with respect to each share subject to the portion of the Award that is vested or becomes vested as of the effective time of the transaction equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Award (such excess, if any, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out, or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. If the Spread applicable to an Award (whether or not vested) is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that an Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with U.S. Treasury Regulation Section 1.409A-3(j)(4); or

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(f) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s service following a transaction.

Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.

ARTICLE 10. OTHER AWARDS.

Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance under this Plan, the Company may grant other forms of Awards not specifically described herein and may grant awards under other plans or programs, where such awards are settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 11. LIMITATION ON RIGHTS.

11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries, and Affiliates reserve the right to terminate the service of any Service Provider at any time, with or without cause, and with or without notice, subject to applicable laws, the Company’s certificate of incorporation and by-laws, and a written employment agreement (if any).

11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights, or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules, and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification, or listing or to an exemption from registration, qualification, or listing. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained or maintained, and shall enable the Administrator to cancel Awards pertaining to such Common Shares, with or without consideration to the Participant.

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11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by: (a) beneficiary designation (if permitted by the Administrator and valid under applicable law), (b) a will, or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

11.5 Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan, and all Common Shares issued under the Plan shall be subject to recoupment, clawback, or recovery by the Company in accordance with applicable law and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, the U.S. Sarbanes-Oxley Act, or other applicable law, as well as any implementing regulations and/or listing standards thereunder.

11.6 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions, and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory, or tax advantage.

ARTICLE 12. TAXES.

12.1 General. It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any Tax-Related Items required to be withheld in connection with any Award granted under the Plan by the date of the event creating the liability for Tax-Related Items. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.

12.2 Withholding. At the Company’s discretion and subject to any Company insider trading policy (including black-out periods), any withholding obligation for Tax-Related Items may be satisfied by (i) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant; (ii) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, a Parent, Subsidiary or Affiliate, as applicable; (iii) accepting the delivery of Common Shares, including Common Shares delivered by attestation; (iv) retaining Common Shares from the Award creating the withholding obligation for Tax-Related Items, valued on the date of delivery, (v) if there is a public market for Common Shares at the time the withholding obligation for Tax-Related Items is satisfied, selling Common Shares issued pursuant to the Award creating the withholding obligation for Tax-Related Items, either voluntarily by the Participant or mandatorily by the Company; (vi) accepting delivery of a promissory note or any other lawful consideration; or (vii) any combination of the foregoing payment forms. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for all Tax-Related Items that are applicable to such taxable income.

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If any withholding obligation for Tax-Related Items will be satisfied under clause (iii) of the preceding paragraph, any payment of Tax-Related Items by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by U.S. Securities and Exchange Commission, accounting, or other rules.

If any withholding obligation for Tax-Related Items will be satisfied under clause (v) of the preceding paragraph, each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to any brokerage firm selected by the Company to effect the sale to complete the transactions described in clause (v).

12.3 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award, and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).

12.4 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.

13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below. The Plan shall terminate automatically 10 years after the date when the Board adopted the Plan.

13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

13.3 Stockholder Approval. To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations, or rules.

ARTICLE 14. DEFINITIONS.

14.1 “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

14.2 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

14.3 “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share award, a Restricted Stock Unit award, or another form of equity-based award.

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14.4 “Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Agreement, a Restricted Stock Unit Agreement, or such other agreement evidencing an Award granted under the Plan.

14.5 “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.

14.6 “Change in Control” means:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than Peter Szulczewski becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

14.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended.

14.8 “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

14.9 “Common Share” means one share of the Company’s Class A Common Stock.

14.10 “Company” means ContextLogic Inc., a Delaware corporation.

14.11 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

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14.12 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

14.13 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

14.14 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

14.15 “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the determination of the Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.

14.16 “IPO Date” means the effective date of the registration statement filed by the Company with the U.S. Securities and Exchange Commission for its initial offering of the Common Shares to the public.

14.17 “ISO” means an incentive stock option described in Code Section 422(b).

14.18 “NSO” means a stock option not described in Code Sections 422 or 423.

14.19 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

14.20 “Optionee” means an individual or estate holding an Option or SAR.

14.21 “Outside Director” means a member of the Board who is not an Employee.

14.22 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

14.23 “Participant” means an individual or estate holding an Award.

14.24 “Plan” means this ContextLogic Inc. 2020 Equity Incentive Plan, as amended from time to time.

14.25 “Predecessor Plan” means the Company’s Amended and Restated 2010 Stock Plan.

14.26 “Restricted Share” means a Common Share awarded under the Plan.

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14.27 “Restricted Stock Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Share that contains the terms, conditions, and restrictions pertaining to such Restricted Share.

14.28 “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

14.29 “Restricted Stock Unit Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions, and restrictions pertaining to such Restricted Stock Unit.

14.30 “SAR” means a stock appreciation right granted under the Plan.

14.31 “SAR Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions, and restrictions pertaining to his or her SAR.

14.32 “Securities Act” means the U.S. Securities Act of 1933, as amended.

14.33 “Service Provider” means any individual who is an Employee, Outside Director, or Consultant, including any prospective Employee, Outside Director, or Consultant who has accepted an offer of employment or service and will be an Employee, Outside Director, or Consultant after the commencement of their service.

14.34 “Stock Option Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions, and restrictions pertaining to his or her Option.

14.35 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

14.36 “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by the applicable exchange listing standards.

14.37 “Tax-Related Items” means any U.S. and non-U.S. federal, state and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with Awards and/or Common Shares.

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CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

GLOBAL NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase shares of the Class A Common Stock of ContextLogic Inc. (the “Company”):

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option

«NSO» Nonstatutory Stock Option

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestDay»

Vesting Schedule:

This option shall vest and become exercisable with respect to the first «CliffPercent» of the shares subject to this option when you complete «CliffPeriod» months of continuous service as an [Employee or Consultant][Outside Director] (“Service”) after the Vesting Commencement Date. This option shall vest and become exercisable with respect to an additional «IncrementalPercent» of the shares subject to this option when you complete each additional month of continuous Service thereafter.

Expiration Date:

«ExpDate». This option expires earlier if your Service terminates earlier, as described in the Global Stock Option Agreement, and may terminate earlier in connection with certain corporate transactions as described in Article 9 of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Company’s 2020 Equity Incentive Plan (the “Plan”) and the Global Stock Option Agreement, including any additional terms and conditions for your country included in the appendix attached thereto (the “Appendix” and, together with the Global Stock Option Agreement, the “Agreement”), all of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

The Company may, in its sole discretion, decide to deliver any documents related to options awarded under the Plan, future options that may be awarded under the Plan, and all other documents that the Company is required to deliver to security holders (including annual reports and proxy statements) by email or other electronic means (including by posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents. You further agree to comply with the Company’s Insider Trading Policy when selling shares of the Company’s common stock.

• CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

• GLOBAL STOCK OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Global Notice of Stock Option Grant (the “Grant Notice”), this Global Stock Option Agreement, including any additional terms and conditions for your country included in the appendix attached hereto (the “Appendix” and, together with the Global Stock Option Agreement, this “Agreement”), and the Plan, the Company has granted you an option to purchase up to the total number of shares specified in the Grant Notice at the exercise price indicated in the Grant Notice.

All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice, or the Plan.

Tax Treatment

This option is intended to be an incentive stock option under Section 422 of the Code or a nonstatutory stock option, as provided in the Grant Notice. However, even if this option is designated as an incentive stock option in the Grant Notice, it shall be deemed to be a nonstatutory stock option to the extent it does not qualify as an incentive stock option under U.S. federal tax law, including under the $100,000 annual limitation under Section 422(d) of the Code.

Vesting

This option vests and becomes exercisable in accordance with the vesting schedule set forth in the Grant Notice.

In no event will this option vest or become exercisable for additional shares after your Service has terminated for any reason unless expressly provided in a written agreement between you and the Company.

Term of Option

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Grant Notice. (This option will expire earlier if your Service terminates earlier, as described below, and this option may be terminated earlier as provided in Article 9 of the Plan.)

Termination of Service

If your Service terminates for any reason, this option will expire to the extent it is unvested as of the Termination Date (as defined in the following paragraph) and does not vest as a result of your termination of Service. The Company determines whether and when your Service terminates for all purposes of this option. For the avoidance of doubt, Service during only a portion of a vesting period shall not entitle you to vest in a pro-rata portion of this option.

For purposes of this option, your Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any) as of the date (the “Termination Date”) you are no longer providing active services to the Company, its Parent or any of its Subsidiaries or Affiliates and will not be extended by any notice period (e.g., your period of Service will not include any contractual notice period or period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or service agreement, if any). Unless otherwise expressly provided in the Plan or determined by the Company, (i) your right to vest in this option, if any, will terminate as of the Termination Date, and (ii) the period (if any) during which you may exercise this option after your Service terminates will commence on the Termination Date. The Company shall have exclusive discretion to determine when your Service terminates for purposes of this option (including when you are no longer considered to be providing Service while on leave of absence).

Regular Termination

If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of the Termination Date, will expire at the close of business at Company headquarters on the date three months after the Termination Date.

Death

If your Service terminates as a result of your death, then this option, to the extent vested as of the date of your death, will expire at the close of business at Company headquarters on the date twelve months after the date of your death.

Disability

If your Service terminates because of your total and permanent disability, then this option, to the extent vested as of the Termination Date, will expire at the close of business at Company headquarters on the date six months after the Termination Date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, a medical leave, or another bona fide leave of absence, if the leave was approved by the Company or, if different by, a Parent, Subsidiary or Affiliate to which you are rendering service (the “Service Recipient) in writing and if continued crediting of Service is required by applicable law, the Company’s leave of absence policy, or the terms of your leave. However, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, or if you commence working on a part-time basis, the Company may adjust the vesting schedule in accordance with the Company’s leave of absence policy or the terms of your leave or so that the rate of vesting is commensurate with your reduced work schedule, as applicable, to the extent permitted by applicable law.

Restrictions on Exercise / Compliance with Law

Notwithstanding any other provision in the Plan or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the shares of the Company’s Class A Common Stock, the Company shall not be required to permit the exercise of this option and/or delivery of Company shares prior to the completion of any registration or qualification of the shares under any U.S. or non-U.S. local, state or federal securities or other law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the shares of the Company’s Class A Common Stock subject to the option with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend this Agreement without your consent to the extent necessary to comply with securities or other laws applicable to the issuance of shares.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form or, if the Company has designated a third party to administer the Plan, you must notify such third party in the manner such third party requires. Your notice must specify how many shares you wish to purchase. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

You may only exercise your option for whole shares.

Form of Payment

When you submit your Notice of Exercise, you must make arrangements for the payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

☐   By delivering to the Company a personal check, a cashier’s check or a money order, or arranging for a wire transfer.

☐   By giving to a securities broker approved by the Company irrevocable directions to sell all or part of your option shares and to deliver to the Company, from the sale proceeds, an amount sufficient to pay the option exercise price and satisfy any withholding obligations for Tax-Related Items (as defined below). (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

The Company may permit other forms of payment in its discretion to the extent permitted by the Plan.

Responsibility for Taxes

Regardless of any action the Company or the Service Recipient takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company and/or the Service Recipient. You further acknowledge that the Company and/or the Service Recipient: (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this option, including, but not limited to, the grant, vesting or exercise of this option, the issuance of shares upon exercise of this option, the subsequent sale of shares acquired pursuant to such exercise, and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the option or any aspect of this option to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Service Recipient to satisfy any withholding obligations with regard to Tax-Related Items by one or a combination of the following:

☐   Withholding shares of the Company’s Class A Common Stock that otherwise would be issued to you when you exercise this option equal in value to the Tax-Related Items.

☐   Permitting you to surrender shares of the Company’s Class A Common Stock that you previously acquired equal in value to the Tax-Related Items.

☐   Withholding the amount of Tax-Related Items from proceeds of the sale of the Company’s Class A Common Stock acquired upon the exercise of this option either through a voluntary sale (including a same-day sale described above) or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent). You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sales.

☐   Withholding the amount of Tax-Related Items from your wages or other compensation payable to you by the Company and/or the Service Recipient.

☐   Any other means approved by the Company.

The Company may withhold or account for Tax-Related Items by considering the statutory withholding amount or other withholding rates, including maximum rates applicable in your jurisdiction(s). In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares), or if not refunded, you may seek a refund from the applicable tax authorities. In the event of under-withholding, you may be required to pay additional Tax-Related Items directly to the applicable tax authorities or to the Company and/or the Service Recipient. If the withholding obligation for Tax-Related Items is satisfied by withholding in shares of the Company’s Class A Common Stock, for tax purposes, you will be deemed to have been issued the full number of shares subject to the exercised portion of this option, notwithstanding that a number of shares are held back solely for the purpose of paying the Tax-Related Items.

You agree to pay to the Company in cash any amount of Tax-Related Items that the Company is not able to satisfy by the means described above. To the extent you fail to comply with your obligations in connection with the Tax-Related Items, the Company may refuse to permit your exercise of this option or to issue and deliver the shares or the proceeds of the sale of shares of the Company’s Class A Common Stock subject to the option.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or by means of a written beneficiary designation (if authorized by the Company and to the extent such beneficiary designation is valid under applicable law) which must be filed with the Company on the proper form; provided, however, that your beneficiary or a representative of your estate or your legal heirs acknowledges and agrees in writing in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or representative of the estate or legal heirs were you.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

Nature of Grant

By accepting this option, you acknowledge, understand and agree that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and the Company may amend, modify, suspend or terminate the Plan at any time, to the extent permitted by the Plan; (b) the grant of this option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past; (c) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company; (d) if you are a U.S. Service Provider, neither this option nor this Agreement alters the at-will nature of your Service relationship; (e) the option grant does not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate your status as a Service Provider; (f) this option grant does not establish an employment or other service relationship with the Company; (g) you are voluntarily participating in the Plan; (h) this option and the shares of the Company’s Class A Common Stock subject to this option, and the income from and value of same, are not intended to replace any pension rights or compensation; (i) this option and the shares of the Company’s Class A Common Stock subject to this option, and the income from and value of same, are not part of normal or expected compensation for purposes of, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar mandatory payments; (j) the future value of the shares of the Company’s Class A Common Stock subject to this option is unknown, indeterminable, and cannot be predicted with certainty; (k) if the shares of the Company’s Class A Common Stock subject to this option do not increase in value, this option will have no value; (l) if you exercise this option and acquire shares of the Company’s Class A Common Stock, the value of such shares may increase or decrease in value, even below the exercise price;

(m) no claim or entitlement to compensation or damages shall arise from forfeiture of this option resulting from the termination of your Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where you are employed or otherwise rendering service or the terms of your employment or service agreement, if any); (n) unless otherwise agreed with the Company, this option and any shares of the Company’s Class A Common Stock acquired upon exercise of this option, and the income from and value of same, are not granted as consideration for, or in connection with, any service you may provide as a director of any Parent, Subsidiary or Affiliate; (o) unless otherwise provided in the Plan or by the Company in its discretion, this option and the benefits evidenced by this Agreement do not create any entitlement to have this option transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company’s Class A Common Stock; and (o) the following provisions shall be applicable only to Service Providers outside the U.S.: (i) this option and the shares of the Company’s Class A Common Stock subject to this option, and the income from and value of same, are not part of normal or expected compensation for any purpose; and (ii) neither the Company, the Service Recipient, nor any other Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of this option or of any amounts due to you pursuant to the exercise of this option or the subsequent sale of shares of the Company’s Class A Common Stock acquired upon exercise of this option.

Stockholder Rights

You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this option by giving the required notice to the Company, paying the exercise price, and satisfying any applicable withholding obligations for Tax-Related Items. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment or clawback policy in effect from time to time.

Adjustments

In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this option and the exercise price per share will be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation, or certain change in control transactions, then this option will be subject to the applicable provisions of Article 9 of the Plan.

Appendix

Notwithstanding any provisions in this Global Stock Option Agreement, this option shall be subject to any additional terms and conditions for your country set forth in the Appendix attached hereto. Moreover, if you relocate to any of the countries included in the Appendix, the additional terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

No Advice Regarding Grant

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or the acquisition or sale of shares of the Company’s Class A Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

Insider Trading/Market Abuse Laws

You understand that you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including but not limited to the United States, your country and the broker’s country and the country or countries in which the shares of the Company’s Class A Common Stock are listed, which may affect your ability, directly or indirectly, to purchase or sell, or attempt to sell or otherwise dispose of shares, rights to shares (options), or rights linked to the value of shares during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations prohibit the cancellation or amendment of orders you placed before possessing the inside information. Furthermore, you understand that you may be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties by sharing with them Company inside information, or otherwise causing third parties to buy or sell Company securities. Any restrictions under these laws or regulations are separate from and in addition to restrictions that may apply to you under the Company’s Insider Trading Policy. It is your responsibility to comply with the Company’s Insider Trading Policy and any applicable legal or regulatory trading restrictions. You should consult with your personal legal advisor on this matter.

Foreign Asset/Account Reporting Requirements

If you reside in a country outside the U.S., there may be certain foreign asset and/or account reporting requirements which may affect your ability to acquire or hold shares or cash received from participating in the Plan (including from any dividends paid on shares of the Company’s Class A Common Stock) in a brokerage or bank account outside your country. You may be required to report such accounts, assets or related transactions to the tax or other authorities in your country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country within a certain time after receipt. It is your responsibility to comply with such regulations and you should speak to your personal legal advisor on this matter.

Language

You acknowledge that you are sufficiently proficient in English or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Agreement. If you have received this Agreement or any other document(s) related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

Imposition of Other Requirements

The Company reserves the right to impose other requirements on your participation in the Plan and on any shares of the Company’s Class A Common Stock acquired under the Plan, if the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Governing Law; Venue

This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions). For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit and consent to the sole and exclusive jurisdiction of the courts of the State of California, or the federal courts for San Francisco County, California, and no other courts, where this grant is made and/or to be performed.

Severability

The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions will nevertheless be binding and enforceable.

Waiver

You acknowledge that a waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by your or any other Optionee.

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.

This Plan, this Agreement, and the Grant Notice constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments, or negotiations concerning this option are superseded.

BY ACCEPTING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THIS AGREEMENT, THE GRANT NOTICE AND THE PLAN.

APPENDIX

TO THE

CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Global Stock Option Agreement (the “Option Agreement”).

Terms and Conditions

This Appendix includes additional terms and conditions that govern this option if you reside and/or work in any of the countries listed herein. If you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer employment and/or residency to another country after receiving the grant of this option, or you are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine to what extent the terms and conditions herein will apply to you.

Notifications

This Appendix also includes information regarding taxes and certain other issues of which you should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, income tax and other laws in effect in the respective countries as of November 2020. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time you vest in or exercise this option or sell shares of the Company’s Class A Common Stock acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your personal situation.

If you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer employment and/or residency to another country after the grant of this option, or you are considered a resident of another country for local law purposes, the information contained herein may not be applicable to you in the same manner.

ALL COUNTRIES OUTSIDE THE U.S.

Data Privacy Consent

(a) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about you, including, but not limited to, your name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options granted under the Plan or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (“Data”), for the legitimate purpose of implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is your consent.

(b) Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Services, Inc. and certain of its affiliated companies (“E*TRADE”), an independent service provider based in the U.S., which is assisting the Company with the implementation, administration and management of the Plan. Where required, the legal basis for the transfer of Data to E*TRADE is your consent. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. You may be asked to agree on separate terms and data processing practices with E*TRADE, with such agreement being a condition to the ability to participate in the Plan.

(c) International Data Transfers. The Company and its service providers, including E*TRADE are based in the U.S. Your country or jurisdiction may have different data privacy laws and protections than the U.S. Where required, the legal basis for the transfer of Data to these recipients is your consent.

(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and you are providing the consents herein on a voluntary basis. You understand that you may request to stop the transfer and processing of your Data for purposes of your participation in the Plan and that your compensation from or employment relationship with the Service Recipient will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow you to participate in the Plan. You understand that your Data will still be processed in relation to your employment and for record-keeping purposes.

(h) Data Subject Rights. You may have a number of rights under data privacy laws in your jurisdiction. Depending on where you are based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in your jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, you can contact your local human resources representative.

(i) Additional Consents. By participating in the Plan and indicating consent via the Company’s acceptance procedure, you are declaring that you agree with the data processing practices described herein and consent to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above. Upon request of the Company or the Service Recipient, you agree to provide a separate executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Service

Recipient) that the Company and/or the Service Recipient may deem necessary to obtain from you for the purpose of administering your participation in the Plan in compliance with the data privacy laws in your country, either now or in the future. You understand and agree that you will not be able to participate in the Plan if you fail to provide any such consent or agreement requested by the Company and/or the Service Recipient.

CANADA

Terms and Conditions

Form of Payment. Notwithstanding any provision in the Plan or the Option Agreement, you may not pay the exercise price by surrendering shares of the Company’s Class A Common Stock that you already own, by attesting to the ownership of shares of the Company’s Class A Common Stock or by way of a net exercise.

Termination Date. The following provision replaces the second paragraph of the “Termination of Service” section of the Option Agreement:

For purposes of this option, your Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any) as of the date (the “Termination Date”) that is the earliest of: (a) the date you receive notice of termination of your Service, (b) the date your Service is terminated, or (c) the date the you are no longer actively providing services to the Company, its Parent or any Subsidiary or Affiliate, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law). Unless otherwise expressly provided in the Plan or determined by the Company, (i) your right to vest in this option under the Plan, if any, will terminate as of the Termination Date; and (ii) the period (if any) during which you may exercise this option after termination of Service will commence on the Termination Date. The Company shall have the discretion to determine when you are no longer actively providing services for purposes of this option (including whether you may still be considered to be providing services while on a leave of absence).

Notwithstanding the foregoing, if applicable employment legislation explicitly requires continued vesting during a statutory notice period, you acknowledge that your right to vest in the option, if any, will terminate effective as of the last date of the minimum statutory notice period, but you will not earn or be entitled to pro-rata vesting if the vesting date falls after the end of your statutory notice period, nor will you be entitled to any compensation for lost vesting.

The following terms and conditions apply to Service Providers resident in Quebec:

Language. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

La Langue. Les parties reconnaissent avoir expressément souhaité que la convention «Agreement», ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy. The following provision supplements the Data Privacy Consent above:

You hereby authorize the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan. You further authorize the Company, the Employer and any Parent, Subsidiary or Affiliate and the Administrator to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in your employee file.

Notifications

Securities Law Information. You understand that you are not permitted to sell or otherwise dispose of the shares of the Company’s Class A Common Stock acquired under the Plan in Canada. You will only be permitted to sell or dispose of any shares of the Company’s Class A Common Stock if such sale or disposal takes place outside of Canada through the facilities of the exchange on which the shares of the Company’s Class A Common Stock are then listed.

Foreign Asset/Account Reporting Information. Canadian residents are required to report foreign specified property on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign specified property exceeds C$100,000 at any time in the year. Options must be reported (generally at nil cost) if the C$100,000 cost threshold is exceeded because of other foreign specified property held. The form must be filed by April 30 of the following year. You should consult with your personal legal advisor to ensure compliance with applicable reporting obligations.

CHINA

Terms and Conditions

The following provisions apply only to Service Providers who are subject to exchange control restrictions imposed by the State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion:

Exercisability of Option. In addition to the vesting conditions set forth in the Grant Notice and the Option Agreement, this option shall not vest nor be exercisable until all necessary exchange control and other approvals from SAFE or its local counterpart have been received and maintained by the Company under applicable exchange control rules with respect to the Plan and the awards thereunder (the “SAFE Approval Requirement”). You must continue to provide Service through each vesting date and subject to the SAFE Approval Requirement to be able to exercise this option.

If the Company is unable to complete the SAFE registration or maintain the registration, no shares subject to this option shall be issued and the Company has the sole discretion to allow any vested options to be settled in cash paid through local payroll in an amount equal to the fair market value of the shares underlying this option on the applicable date, less the exercise price and any withholding for Tax-Related Items.

Shares Must Remain With Company’s Designated Broker. You agree to hold any shares received upon exercise of this option with the Company’s designated broker until the shares are sold. The limitation shall apply to all shares issued to you under the Plan, whether or not you have experienced a Termination of Service.

Form of Payment. Notwithstanding any provision in the Grant Notice and the Option Agreement, you must pay the exercise price by using a “same-day sale” method of payment. The Company reserves the right to provide you with additional methods of payment.

Forced Exercise and Sale of Shares. The Company has the discretion to arrange for the sale of the shares issued upon exercise of this option, either immediately upon exercise or at any time thereafter. In any event, if you have experienced a Termination of Service, you will be required to exercise any vested option and sell any shares acquired upon exercise of the option within such time period as required by the Company in accordance with SAFE requirements. Any unexercised options shall be forfeited and cancelled at the end of this period. Any shares remaining in the brokerage account at the end of this period shall be sold by the broker (on your behalf pursuant to this authorization and without further consent). You agree to sign any additional agreements, forms and/or consents that reasonably may be requested by the Company (or the Company’s designated broker) to effectuate the sale of shares (including, without limitation, as to the transfer of the sale proceeds and other exchange control matters noted below) and shall otherwise cooperate with the Company with respect to such matters. You acknowledge that neither the Company nor the designated broker is under any obligation to arrange for the sale of shares at any particular price (it being understood that the sale will occur in the market) and that broker’s fees and similar expenses may be incurred in any such sale. In any event, when the shares are sold, the sale proceeds, less any withholding for Tax-Related Items, any broker’s fees or commissions, and any similar expenses of the sale will be remitted to the me in accordance with applicable exchange control laws and regulations.

Exchange Control Restrictions. You understand and agree that you will be required to immediately repatriate to China the proceeds from the sale of any shares acquired under the Plan and any cash dividends paid on such shares. You further understand that such repatriation of proceeds may need to be effected through a special bank account established by the Company (or a Parent, Subsidiary or Affiliate in China), and you hereby consent and agree that any sale proceeds and cash dividends may be transferred to such special account by the Company (or a Parent, Subsidiary or Affiliate in China) on your behalf prior to being delivered to you and that no interest shall be paid with respect to funds held in such account.

The proceeds may be paid to you in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid to you in U.S. dollars, you understand that a U.S. dollar bank account in China must be established and maintained so that the proceeds may be deposited into such account. If the proceeds are paid to you in local currency, you acknowledge that the Company (or its Parent, Subsidiaries and Affiliates) are under no obligation to secure any particular exchange conversion rate and that the Company (or its Parent, Subsidiaries or Affiliates) may face delays in converting the proceeds to local currency due to exchange control restrictions. You agree to bear any currency fluctuation risk between the time the shares are sold and the net proceeds are converted into local currency and distributed to you. You further agree to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

Administration. The Company (or its Parent, Subsidiaries and Affiliates) shall not be liable for any costs, fees, lost interest or dividends or other losses that you may incur or suffer resulting from the enforcement of the terms of this Appendix or otherwise from the Company’s operation and enforcement of the Plan, the Grant Notice and this option in accordance with any applicable laws, rules, regulations and requirements.

Notifications

Exchange Control Information. Chinese residents may be required to report to SAFE all details of their foreign financial assets and liabilities (including shares acquired under the Plan), as well as details of any economic transactions conducted with non-Chinese residents.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported electronically to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including proceeds realized upon the sale of shares of the Company’s Class A Common Stock), the report must be made by the 5th day of the month following the month in which the payment was received. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. You are responsible for obtaining the appropriate form from the bank and complying with the applicable reporting obligations.

Foreign Asset/Account Reporting Information. If the acquisition of shares of the Company’s Class A Common Stock under the Plan leads to a “qualified participation” at any point during the calendar year, you will need to report the acquisition when you file your tax return for the relevant year. A “qualified participation” is attained only in the unlikely event (i) the value of the shares acquired exceeds EUR 150,000 and you own 1% or more of the Company’s total common stock or (ii) you hold shares exceeding 10% of the Company’s total common stock.

INDIA

Notifications

Exchange Control Information. Indian residents are required to repatriate any cash dividends paid on shares of the Company’s Class A Common Stock acquired under the Plan within 180 days and any proceeds from the sale of such shares of the Company’s Class A Common Stock to India within 90 days of receipt, or within such other period of time as may be required under applicable regulations and to convert the proceeds into local currency. Such residents will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited and should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. You acknowledge that it is your responsibility to comply with applicable exchange control laws in India.

Foreign Asset/Account Reporting Information. Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including shares of the Company’s Class A Common Stock acquired under the Plan) in their annual tax return. You should consult with your personal tax advisor to determine your reporting requirements.

INDONESIA

Terms and Conditions

Language Consent. By accepting the option, you (i) confirm having read and understood the documents relating to the grant (i.e., the Plan and the Agreement) which were provided in the English language, (ii) accept the terms of those documents accordingly, and (iii) agree not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued).

Persetujuan Bahasa. Dengan menerima hibah, anda (i) memberikan konfirmasi bahwa anda telah membaca dan memahami dokumen-dokumen berkaitan dengan pemberian ini (yaitu, Program dan Perjanjian) yang disediakan dalam Bahasa Inggris, (ii) menerima persyaratan di dalam dokumen-dokumen tersebut, dan (iii) setuju untuk tidak mengajukan keberatan atas keberlakuan dari dokumen ini berdasarkan Undang-Undang No. 24 Tahun 2009 tentang Bendera, Bahasa dan Lambang Negara serta Lagu Kebangsaan ataupun Peraturan Presiden sebagai pelaksanaannya (ketika diterbitkan).

Notifications

Exchange Control Information. For foreign currency transactions exceeding US$25,000, the document(s) underlying that transaction will have to be submitted to the relevant local bank. If Indonesian residents repatriate funds (e.g., proceeds from the sale of shares acquired under the Plan) into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia. For transactions of US$10,000 or more (or its equivalent in other currency), a more detailed description of the transaction must be included in the report and Indonesian residents may be required to provide information about the transaction to the bank in order to complete the transaction.

In addition, if there is a change of position (i.e., sale of shares) in any foreign assets you hold (including shares acquired under the Plan), Indonesian residents must report this change to the Bank of Indonesia no later than the 15th day of the month following the change in position.

Foreign Asset/Account Reporting Information. Indonesian residents have the obligation to report worldwide assets (including foreign accounts and shares acquired under the Plan) in their annual individual income tax return.

IRELAND

Notifications

Director Notification Obligation. Directors, shadow directors and secretaries of an Irish Parent, Subsidiary or Affiliate whose interest in the Company represents more than 1% of the Company’s voting share capital must notify the Irish Parent, Subsidiary or Affiliate in writing when acquiring or disposing of their interest in the Company (e.g., options, shares, etc.), when becoming aware of the event giving rise to the notification requirement, or when becoming a director or secretary if such an interest exist at the time. This notification requirement also applies to any rights or shares acquired by the director’s spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

Terms and Conditions

Sale of Shares. For any options that become exercisable within six (6) months of the Date of Grant, you agree that you will not sell or offer to sell the shares acquired prior to the six (6)-month anniversary of the Date of Grant, unless such sale or offer to sell in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the condition of, any other applicable provisions of the SFA.

Notifications

Securities Law Information. The grant of options is being made in reliance on section 273(1)(f) of the SFA and not with a view to the options being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Obligation. If you are a director, associate director or shadow director of a Parent, Subsidiary or Affiliate in Singapore, you are subject to notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Parent, Subsidiary or Affiliate in writing when you receive an interest (e.g., options, shares) in the Company. In addition, you must notify the Singapore Parent, Subsidiary or Affiliate when you sell shares (including when you sell shares acquired under the Plan). These notifications must be made within two (2) business days of acquiring or disposing of any interest in the Company. In addition, a notification must be made of your interests in the Company or any related company within two business days of becoming a director, associate director or shadow director.

SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements the “Nature of Grant” section of the Option Agreement:

By accepting this grant of options, you consent to participation in the Plan and acknowledge that you have received a copy of the Plan.

You understand that the Company has unilaterally, gratuitously, and in its sole discretion decided to grant options under the Plan to Service Providers throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Parent, Subsidiary or Affiliate, other than to the extent set forth in this Agreement. Consequently, you understand that the options are granted on the assumption and condition that the options and any shares acquired at exercise are not part of any employment or service agreement, and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. In addition, you understand that this grant of options would not be made but for the assumptions and conditions referred to above; thus, you acknowledge and freely accept that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any award of or right to the options shall be null and void.

Further, you understand that you will not be entitled to continue vesting in any option grant upon your termination of Service. This will be the case, for example, even in the event of your termination by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjusted or recognized to be without cause, individual or collective dismissal or objective grounds, whether adjudged or recognized to be without cause, material modification of the terms of employment or service under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient and under Article 10.3 of the Royal Decree 1382/1985. You acknowledge that you have read and specifically accept the conditions referred to in the “Nature of Grant” section of the Option Agreement.

Notifications

Securities Law Information. No “offer to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the options. The Plan, this Option Agreement, and any other documents evidencing this grant of options have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of those documents constitutes a public offering prospectus.

Exchange Control Information. Spanish residents must declare the acquisition of shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economics and Competitiveness. Spanish residents must also declare ownership of any shares by filing a Form D-6 with the Directorate of Foreign Transactions each January while the shares are owned. In addition, the sale of shares must also be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530), in which case, the filing is due within one month after the sale.

In addition, Spanish residents are required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., shares) and any transactions with non-Spanish residents (including any payments of cash or shares made by the Company or any U.S. brokerage account) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceed €1 million.

Foreign Asset/Account Reporting Information. To the extent Spanish residents hold shares and/or have bank accounts outside Spain with a value in excess of €50,000 (for each type of asset) as of December 31, they will be required to report information on such assets on their tax return (tax form 720) for such year. After such shares and/or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported shares or accounts increases by more than €20,000.

SWITZERLAND

Notifications

Securities Law Information. Neither the Agreement nor any other materials relating to the options (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than a Service Provider, or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority FINMA.

TAIWAN

Terms and Conditions

Data Privacy. The following provision supplements the Data Privacy Consent above:

You hereby acknowledge that you have read and understood the terms regarding collection, processing and transfer of Data contained in this Appendix and by participating in the Plan, you agree to such terms. In this regard, upon request of the Company or the Service Recipient, you agree to provide an executed data privacy consent form to the Company or Service Recipient (or any other agreements or consents that may be required by the Company or Service Recipient) that the Company and/or the Service Recipient may deem necessary to obtain under the data privacy laws in your country, either now or in the future. You understand that you will not be able to participate in the Plan if you fail to execute any such consent or agreement.

Notifications

Securities Law Information. The offer of participation in the Plan is available only for Service Providers. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of shares and the receipt of any dividends paid on such shares) into Taiwan up to US$5,000,000 per year without justification. If the transaction amount is TWD$500,000 or more in a single transaction, a Foreign Exchange Transaction Form must be submitted, along with supporting documentation, to the satisfaction of the remitting bank. You should consult a personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following section supplements the “Responsibility for Taxes” section of the Option Agreement:

Without limitation to the “Responsibility for Taxes” section of the Option Agreement, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company, the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also agree to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.

Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company or the Service Recipient for the amount of any Tax-Related Items not collected from or paid by you if the indemnification could be considered to be a loan. In this case, the Tax-Related Items not collected or paid by you within 90 days of the end of the U.K. tax year in which an event giving rise to the taxable event occurs, may constitute an additional benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You understand that you will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Service Recipient (as appropriate) the amount of any employee NICs due on this additional benefit, which may also be recovered from you by any of the means referred to in the “Responsibility for Taxes” section of the Option Agreement.

Joint Election. As a condition of participation in the Plan, you agree to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with this option and any event giving rise to Tax-Related Items related to your participation in the Plan (the “Employer NICs”). Without prejudice to the foregoing, you agree to execute a joint election with the Company or the Service Recipient, the form of such joint election having been approved formally by HMRC (the “Joint Election”), and any other required consent or election to accomplish the transfer of Employer NICs to you. You further agree to execute such other joint elections as may be required between you and any successor to the Company or the Service Recipient. You further agree that the Company or the Service Recipient may collect the Employer NICs from you by any of the means set forth in the “Responsibility for Taxes” section of the Option Agreement.

If you do not enter into a Joint Election, or if approval of the Joint Election has been withdrawn by HMRC, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of Company common stock to you upon exercise of this option.

Important Note on the Election to Transfer Employer NICs

If you are liable for National Insurance contributions (“NICs”) in the UK in connection with your participation in the ContextLogic Inc. 2020 Equity Incentive Plan (the “Plan”), you are required to enter into an Election to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•

you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•

you acknowledge that even if you have electronically accepted this Election, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

Please read the Election carefully.

Please print and keep a copy of the Election for your records.

CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY CLASS 1

NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE

This Election is between:

A.

The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Options”) pursuant to the ContextLogic Inc. 2020 Equity Incentive Plan (the “Plan”), and

B.

ContextLogic Inc., with its registered office at 1 Sansome Street, 40th Floor, San Francisco, California, United States 94104 (the “Company”), which may grant Options under the Plan and is entering into this Election on behalf of the Employer.

1.	INTRODUCTION

1.1	This Election relates to all Options granted to the Employee under the Plan up to the termination date of the Plan.

1.2	In this Election the following words and phrases have the following meanings:

(a)	“Chargeable Event” means any event giving rise to Relevant Employment Income.

(b)	“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)	“Relevant Employment Income” from Options on which Employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Options (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Options in return for consideration (within the meaning of section 477(3)(b) of ITEPA); and

(C)	the receipt of a benefit in connection with the Options, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

(d)	“SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Options pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

1.6

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Option Agreement. This Election will have effect in respect of the Options and any awards which replace or replaced the Options following their grant in circumstances where section 483 of ITEPA applies.

2.	THE ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by signing this Election (including by electronic signature process) or by accepting the Options (including by electronic signature process if made available by the Company), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

3.	PAYMENT OF THE EMPLOYER’S LIABILITY

3.1

The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Chargeable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)

by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Options, the proceeds from which must be delivered to the Employer in sufficient time for payment to be made to Her Majesty’s Revenue & Customs (“HMRC”) by the due date; and/or

(iv)

where the proceeds of the gain are to be paid through a third party, the Employee will authorize that party to withhold an amount from the payment or to sell some of the securities which the Employee is entitled to receive in respect of the Option, such amount to be paid in sufficient time to enable the Company and/or the Employer to make payment to HMRC by the due date; and/or

(v)	by any other means specified in the applicable Option Agreement entered into between the Employee and the Company.

3.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Option until full payment of the Employer’s Liability is received.

3.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HMRC on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically).

4.	DURATION OF ELECTION

4.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2	This Election will continue in effect until the earliest of the following:

(i)	the date on which the Employee and the Company agree in writing that it should cease to have effect;

(ii)	the date on which the Company serves written notice on the Employee terminating its effect;

(iii)	the date on which HMRC withdraws approval of this Election; or

(iv)

the date on which, after due payment of the Employer’s Liability in respect of the entirety of the Options to which this Election relates or could relate, the Election ceases to have effect in accordance with its own terms.

4.3	This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

[Electronic Acceptance/Signature page follows]

Acceptance by the Employee

The Employee acknowledges that, by signing this Election (including by electronic signature process) or by accepting the Options (including by electronic signature process if made available by the Company), the Employee agrees to be bound by the terms of this Election.

/ /

Signature (Employee)	Date

Acceptance by the Company

The Company acknowledges that, by signing this Election (including by electronic signature process) or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on behalf of the Company

Position

Date

SCHEDULE OF EMPLOYER COMPANIES

The following are employer companies to which this Election may apply:

Name:	ContextLogic BD B.V.

Registered Office:	Schiphol Boulevard 347, 1118 BJ Schiphol, Netherlands

Company Registration Number:	None

Corporation Tax Reference:	None

PAYE Reference:	120/NB79881

CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

GLOBAL NOTICE OF RESTRICTED STOCK UNIT AWARD

You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one share of Class A Common Stock of ContextLogic Inc. (the “Company”) on the following terms:

Name of Recipient:	«Name»

Total Number of RSUs Granted:	«TotalRSUs»

Date of Grant:	«DateGrant»

Vesting Schedule:

The first «CliffPercent»% of the RSUs subject to this award will vest on «InitialVestDate», and an additional «IncrementPercent»% of the RSUs subject to this award will vest on each monthly anniversary thereafter, provided that you remain in continuous service as an [Employee or Consultant][Outside Director] (“Service”) through each such date.

You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2020 Equity Incentive Plan (the “Plan”) and the Global Restricted Stock Unit Agreement, including any additional terms and conditions for your country included in the appendix attached thereto (the “Appendix” and, together with the Global Restricted Stock Unit Agreement, the “Agreement”), all of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

The Company may, in its sole discretion, decide to deliver any documents related to RSUs awarded under the Plan, future RSUs that may be awarded under the Plan, and all documents that the Company is required to deliver to security holders (including annual reports and proxy statements) by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents.

You further agree to comply with the Company’s Insider Trading Policy when selling shares of the Company’s common stock.

CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

GLOBAL RESTRICTED STOCK UNIT AGREEMENT

Grant of RSUs

Subject to all of the terms and conditions set forth in the Global Notice of Restricted Stock Unit Award (the “Grant Notice”), this Global Restricted Stock Unit Agreement, including any additional terms and conditions for your country included in the appendix attached hereto (the “Appendix” and, together with the Global Restricted Stock Unit Agreement, this “Agreement”), and the Plan, the Company has granted to you the number of RSUs set forth in the Grant Notice.

All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice, or the Plan.

Nature of RSUs

Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of the Company’s Class A Common Stock on a future date. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.

Payment for RSUs	No payment is required for the RSUs that you are receiving.

Vesting

The RSUs vest in accordance with the vesting schedule set forth in the Grant Notice.

In no event will any additional RSUs vest after your Service has terminated for any reason unless expressly provided in a written agreement between you and the Company.

Termination of Service/Forfeiture

If your Service terminates for any reason, then your RSUs will be forfeited to the extent that they have not vested before the Termination Date (as defined in the following paragraph) and do not vest as a result of the termination of your Service. This means that any RSUs that have not vested under this Agreement will be cancelled immediately as of the Termination Date. You will receive no payment for RSUs that are forfeited. For the avoidance of doubt, Service during only a portion of the vesting period shall not entitle you to vest in a pro-rata portion of the RSUs.

For purposes of the RSUs, your Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any) as of the date (the “Termination Date”) you are no longer actively providing services to the Company, its Parent or any of its Subsidiaries or Affiliates and will not be extended by any notice period (e.g., your period of Service will not be extended by any contractual notice period or period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any). The Company shall have discretion to determine when the Termination Date occurs for purposes of the RSUs (including when you are no longer considered to be providing Service while on a leave of absence).

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Leaves of Absence and Part-Time Work

For purposes of the RSUs, your Service does not terminate when you go on a military leave, a medical leave or another bona fide leave of absence, if the leave was approved by the Company or, if different by a Parent, Subsidiary or Affiliate to which you are rendering service (the “Service Recipient”) in writing and if continued crediting of Service is required by applicable law, the Company’s leave of absence policy or the terms of your leave. However, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, or if you commence working on a part-time basis, the Company may adjust the vesting schedule in accordance with the Company’s leave of absence policy, or the terms of your leave or so that the rate of vesting is commensurate with your reduced work schedule, as applicable, to the extent permitted by applicable law.

Settlement of RSUs

Each RSU will be settled as soon as practicable on or following the date when it vests, but in any event within 60 days following the vesting date (unless you and the Company have agreed in writing to a later settlement date pursuant to procedures the Company may prescribe at its discretion). In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award.

At the time of settlement, you will receive one share of the Company’s Class A Common Stock for each vested RSU.

No fractional shares will be issued upon settlement.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these RSUs is intended to be exempt from the application of Code Section 409A pursuant to Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exception.

Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service,” then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of: (i) the six-month anniversary of your separation from service, or (ii) your death.

Each installment of RSUs that vests is hereby designated as a separate payment for purposes of Code Section 409A.

No Voting Rights or Dividends

Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing shares of the Company’s Class A Common Stock.

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RSUs Nontransferable

You may not sell, transfer, assign, pledge, or otherwise dispose of any RSUs. For instance, you may not use your RSUs as security for a loan. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way.

Beneficiary Designation

You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation, if the Company has not authorized the beneficiary designation, if the beneficiary designation is not valid, or if none of your designated beneficiaries survives you, then your estate or your legal heirs will receive any vested RSUs that you hold at the time of your death.

Responsibility for Taxes

Regardless of any action the Company or, the Service Recipient takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company and/or the Service Recipient. You further acknowledge that the Company and the Service Recipient: (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of shares upon settlement of the RSUs, the subsequent sale of shares acquired pursuant to such settlement, and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Service Recipient, in their sole discretion, to satisfy any withholding obligations with regard to Tax-Related Items by one or a combination of the following:

•  Withholding the amount of any Tax-Related Items from your salary, wages or other cash compensation payable to you by the Company and/or the Service Recipient.

•  Withholding the amount of any Tax-Related Items from proceeds of the sale of shares of the Company’s Class A Common Stock acquired upon vesting/settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent). You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sales.

4

•  Withholding shares of the Company’s Class A Common Stock otherwise to be issued to you when the RSUs are settled equal in value to the Tax-Related Items.

•  Any other means approved by the Company.

The Company may withhold or account for Tax-Related Items by considering the statutory withholding amount or other withholding rates, including maximum applicable rates in your jurisdiction(s). In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares), or if not refunded, you may seek a refund from the applicable tax authorities. In the event of under-withholding, you may be required to pay additional Tax-Related Items directly to the applicable tax authorities or to the Company and/or the Service Recipient. If the withholding obligation for Tax-Related Items is satisfied by withholding in shares of the Company’s Class A Common Stock, for tax purposes, you will be deemed to have been issued the full number of shares subject to the RSUs, notwithstanding that a number of shares is held back solely for the purpose of paying the Tax-Related Items.

You agree to pay to the Company in cash any amount of Tax-Related Items that the Company is not able to satisfy by the means described above. To the extent you fail to comply with your obligations in connection with the Tax-Related Items, the Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of the Company’s Class A Common Stock subject to the RSUs.

Restrictions on Issuance / Compliance with Law

Notwithstanding any other provision in the Plan or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the shares of the Company’s Class A Common Stock, the Company shall not be required to issue any shares to you prior to the completion of any registration or qualification of the shares under any U.S. or non-U.S. local, state or federal securities or other law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the shares of the Company’s Class A Common Stock subject to the RSUs with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend this Agreement without your consent to the extent necessary to comply with the securities or other laws applicable to the issuance of shares.

Restrictions on Resale

You agree not to sell any shares at a time when applicable laws, Company policies, or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

5

Nature of Grant

By accepting the RSUs, you acknowledge, understand and agree that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature, and the Company may amend, modify, suspend or terminate the Plan at any time, to the extent permitted by the Plan; (b) the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs or benefits in lieu of RSUs, even if RSUs have been granted in the past; (c) all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company; (d) if you are a U.S. Service Provider, neither this award nor this Agreement alters the at-will nature of your relationship; (e) the RSU grant does not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate your status as a Service Provider; (f) the RSU grant does not establish an employment or other service relationship with the Company; (g) you are voluntarily participating in the Plan; (h) the RSUs and the shares of the Company’s Class A Common Stock subject to the RSUs, and the income from and value of same, are not intended to replace any pension rights or compensation; (i) the RSUs and the shares of the

Company’s Class A Common Stock subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation for purposes of, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar mandatory payments; (j) the future value of the shares of the Company’s Class A Common Stock subject to the RSUs is unknown, indeterminable, and cannot be predicted with certainty; (k) no claim or entitlement to compensation or damages shall arise from the forfeiture of the RSUs resulting from the termination of your Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where you are employed or otherwise rendering service, or the terms of your employment or other service agreement, if any); (l) unless otherwise agreed with the Company, the RSUs and the shares of the Company’s Class A Common Stock acquired under the Plan, and the income from and value of same, are not granted as consideration for, or in connection with, any service you may provide as a director of any Parent, Subsidiary or Affiliate; (m) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company’s Class A Common Stock; and (n) the following provisions shall be applicable only to Service Providers outside the U.S.: (i) the RSUs and the shares of the Company’s Class A Common Stock subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation for any purpose; and (ii) neither the Company, the Service Recipient, nor any other Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to you upon vesting or the subsequent sale of shares of the Company’s Class A Common Stock acquired under the Plan.

Adjustments	In the event of a stock split, a stock dividend, or a similar change in Company stock, the number of your RSUs will be adjusted pursuant to the Plan.

6

Appendix

Notwithstanding any provisions in this Agreement, the RSUs shall be subject to any additional terms and conditions for your country set forth in the Appendix attached hereto. Moreover, if you relocate to any of the countries included in the Appendix, the additional terms and conditions for such country, if any, will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

No Advice Regarding Grant

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or the acquisition or sale of shares of the Company’s Class A Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

Insider Trading / Market Abuse Laws

You understand that you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including but not limited to the United States, your country and the broker’s country and the country or countries in which the shares of the Company’s Class A Common Stock are listed, which may affect your ability, directly or indirectly, to purchase or sell, or attempt to sell or otherwise dispose of shares, rights to shares (RSUs), or rights linked to the value of shares during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations prohibit the cancellation or amendment of orders you placed before possessing the inside information. Furthermore, you understand that you may be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties by sharing with them Company inside information, or otherwise causing third parties to buy or sell Company securities. Any restrictions under these laws or regulations are separate from and in addition to restrictions that may apply to you under the Company’s Inside Trading Policy. It is your responsibility to comply with the Company’s Insider Trading Policy and any applicable legal or regulatory trading restrictions. You should consult with your personal legal advisor on this matter.

Foreign Asset / Account Reporting Requirements

If you reside in a country outside the U.S., there may be certain foreign asset and/or account reporting requirements which may affect your ability to acquire or hold shares or cash received from participating in the Plan (including from any dividends paid on shares of the Company’s Class A Common Stock) in a brokerage or bank account outside your country. You may be required to report such accounts, assets or related transactions to the tax or other authorities in your country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country within a certain time after receipt. It is your responsibility to comply with such regulations and you should speak to your personal legal advisor on this matter.

Language

You acknowledge that you are sufficiently proficient in English or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Agreement. If you have received this Agreement or any other document(s) related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

7

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either: (a) preserve the exemption of your RSUs from Code Section 409A, or (b) comply with Code Section 409A.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment or clawback policy in effect from time to time.

Imposition of Other Requirements

The Company reserves the right to impose other requirements on your participation in the Plan and on any shares of the Company’s Class A Common Stock acquired under the Plan, if the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Governing Law; Venue

This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions). For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit and consent to the sole and exclusive jurisdiction of the courts of the State of California, or the federal courts for San Francisco County, California, and no other courts, where this grant is made and/or to be performed.

Severability

The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions will nevertheless be binding and enforceable.

Waiver

You acknowledge that a waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by your or any other participant.

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.

The Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded.

BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND

CONDITIONS DESCRIBED IN THIS AGREEMENT, THE GRANT NOTICE AND THE PLAN.

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APPENDIX

TO THE

CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

GLOBAL RESTRICTED STOCK UNIT AGREEMENT

Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Global Restricted Stock Unit Agreement (the “RSU Agreement”).

Terms and Conditions

This Appendix includes additional terms and conditions that govern the RSUs if you reside and/or work in one of the countries listed herein. If you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer employment and/or residency to another country after receiving the grant of the RSUs, or you are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine to what extent the terms and conditions herein will apply to you.

Notifications

This Appendix also includes information regarding taxes and certain other issues of which you should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, income tax and other laws in effect in the respective countries as of November 2020. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time you vest in the RSUs or sell shares of the Company’s Class A Common Stock acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your personal situation.

If you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer employment and/or residency to another country after the grant of the RSUs, or you are considered a resident of another country for local law purposes, the information contained herein may not be applicable to you in the same manner.

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ALL COUNTRIES OUTSIDE THE U.S.

Data Privacy Consent

(a) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about you, including, but not limited to, your name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs granted under the Plan or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (“Data”), for the legitimate purpose of implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is your consent.

(b) Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Services, Inc. and certain of its affiliated companies (“E*TRADE”), an independent service provider based in the U.S., which is assisting the Company with the implementation, administration and management of the Plan. Where required, the legal basis for the transfer of Data to E*TRADE is your consent. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. You may be asked to agree on separate terms and data processing practices with E*TRADE, with such agreement being a condition to the ability to participate in the Plan.

(c) International Data Transfers. The Company and its service providers, including E*TRADE, are based in the U.S. Your country or jurisdiction may have different data privacy laws and protections than the U.S. Where required, the legal basis for the transfer of Data to these recipients is your consent.

(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and you are providing the consents herein on a voluntary basis. You understand that you may request to stop the transfer and processing of your Data for purposes of your participation in the Plan and that your compensation from or employment relationship with the Service Recipient will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow you to participate in the Plan. You understand that your Data will still be processed in relation to your employment and for record-keeping purposes.

(h) Data Subject Rights. You may have a number of rights under data privacy laws in your jurisdiction. Depending on where you are based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in your jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, you can contact your local human resources representative.

(i) Additional Consents. By participating in the Plan and indicating consent via the Company’s acceptance procedure, you are declaring that you agree with the data processing practices described herein and consent to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above. Upon request of the Company or the Service Recipient, you agree to provide a separate executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Service

10

Recipient) that the Company and/or the Service Recipient may deem necessary to obtain from you for the purpose of administering your participation in the Plan in compliance with the data privacy laws in your country, either now or in the future. You understand and agree that you will not be able to participate in the Plan if you fail to provide any such consent or agreement requested by the Company and/or the Service Recipient.

CANADA

Terms and Conditions

Form of Settlement. Notwithstanding any discretion in the Plan or anything to the contrary in the RSU Agreement, any RSUs that vest will be settled only in shares. This provision is without prejudice to the application of the “Responsibility of Taxes” section of the RSU Agreement.

Termination Date. The following provision replaces the second paragraph of the “Termination of Service” section of the RSU Agreement:

For purposes of the RSUs, your Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any) as of the date (the “Termination Date”) that is the earliest of: (a) the date you receive notice of termination of your Service, (b) the date your Service is terminated, or (c) the date you are no longer actively providing services to the Company, the Service Recipient or any other Parent, Subsidiary or Affiliate, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law). The Company shall have discretion to determine when the Termination Date occurs for purposes of this award (including whether you may still be considered to be providing Service while on a leave of absence).

Notwithstanding the foregoing, if applicable employment legislation explicitly requires continued vesting during a statutory notice period, you acknowledge that your right to vest in the RSUs, if any, will terminate effective as of the last day of your minimum statutory notice period, but you will not earn or be entitled to pro-rata vesting if the vesting date falls after the end of your statutory notice period, nor will you be entitled to any compensation for lost vesting.

The following terms and conditions apply to Service Providers resident in Quebec:

Language. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

La Langue. Les parties reconnaissent avoir expressément souhaité que la convention «Agreement», ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy. The following provision supplements the Data Privacy Consent above:

You hereby authorize the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan. You further authorize the Company, the Service Recipient and any Parent, Subsidiary or Affiliate and the Administrator to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in your employee file.

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Notifications

Securities Law Information. You understand that you are not permitted to sell or otherwise dispose of the shares of the Company’s Class A Common Stock acquired under the Plan in Canada. You will only be permitted to sell or dispose of any shares of the Company’s Class A Common Stock if such sale or disposal takes place outside of Canada through the facilities of the exchange on which the shares of the Company’s Class A Common Stock are then listed.

Foreign Asset/Account Reporting Information. Canadian residents are required to report foreign specified property on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign specified property exceeds C$100,000 at any time in the year. RSUs must be reported (generally at nil cost) if the C$100,000 cost threshold is exceeded because of other foreign specified property held. The form must be filed by April 30 of the following year. You should consult with your personal legal advisor to ensure compliance with applicable reporting obligations.

CHINA

Terms and Conditions

The following provisions apply only to Participants who are subject to exchange control restrictions imposed by the State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion:

Award Conditioned on Satisfaction of Regulatory Obligations. In addition to the vesting schedule in the Grant Notice, settlement of the RSUs is also conditioned on the Company’s completion of a registration of the Plan with SAFE and on the continued effectiveness of such registration (the “SAFE Registration Requirement”). If or to the extent the Company is unable to complete the registration or maintain the registration, no shares subject to the RSUs for which a registration cannot be completed or maintained shall be issued. In this case, the Company retains the discretion to settle any RSUs for which the vesting schedule in the Grant Notice, but not the SAFE Registration Requirement, has been met in cash paid through local payroll in an amount equal to the market value of the shares subject to the RSUs less any withholding for Tax-Related Items.

Shares Must Remain With Company’s Designated Broker. You agree to hold any shares received upon settlement of the RSUs with the Company’s designated broker until the shares are sold. The limitation shall apply to all shares issued to you under the Plan, whether or not you continue to provide Service.

Forced Sale of Shares. The Company has the discretion to arrange for the sale of the shares issued upon settlement of the RSUs, either immediately upon settlement or at any time thereafter. In any event, if you terminate Service, you will be required to sell all shares acquired upon settlement of the RSUs within such time period as required by the Company in accordance with SAFE requirements. Any shares remaining in the brokerage account at the end of this period shall be sold by the broker (on your behalf pursuant to this authorization and without further consent). You agree to sign any additional agreements, forms and/or consents that reasonably may be requested by the Company (or the Company’s designated broker) to effectuate the sale of shares (including, without limitation, as to the transfer of the sale proceeds and other exchange control matters noted below) and shall otherwise cooperate with the Company with respect to such matters. You acknowledge that neither the Company nor the designated broker is under any obligation to arrange for the sale of shares at any particular price (it being understood that the sale will occur in the market) and that broker’s fees and similar expenses may be incurred in any such sale. In any event, when the shares are sold, the sale proceeds, less any withholding for Tax-Related Items, any broker’s fees or commissions, and any similar expenses of the sale will be remitted to you in accordance with applicable exchange control laws and regulations.

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Exchange Control Restrictions. You understand and agree that you will be required to immediately repatriate to China the proceeds from the sale of any shares acquired under the Plan and any cash dividends paid on such shares. You further understand that such repatriation of proceeds may need to be effected through a special bank account established by the Company (or a Parent, Subsidiary or Affiliate in China), and you hereby consent and agree that any sale proceeds and cash dividends may be transferred to such special account by the Company (or a Parent, Subsidiary or Affiliate in China) on your behalf prior to being delivered to you and that no interest shall be paid with respect to funds held in such account.

The proceeds may be paid to you in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid to you in U.S. dollars, you understand that a U.S. dollar bank account in

China must be established and maintained so that the proceeds may be deposited into such account. If the proceeds are paid to you in local currency, you acknowledge that the Company (and its Parent, Subsidiaries and Affiliates) are under no obligation to secure any particular exchange conversion rate and that the Company (and its Parent, Subsidiaries and Affiliates) may face delays in converting the proceeds to local currency due to exchange control restrictions. You agree to bear any currency fluctuation risk between the time the shares are sold and the net proceeds are converted into local currency and distributed to you. You further agree to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

Administration. The Company (and its Parent, Subsidiaries and Affiliates) shall not be liable for any costs, fees, lost interest or dividends or other losses that you may incur or suffer resulting from the enforcement of the terms of this Appendix or otherwise from the Company’s operation and enforcement of the Plan, the Agreement, the Grant Notice and the RSUs in accordance with any applicable laws, rules, regulations and requirements.

Notifications

Exchange Control Information. Chinese residents may be required to report to SAFE all details of their foreign financial assets and liabilities (including shares acquired under the Plan), as well as details of any economic transactions conducted with non-Chinese residents.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported electronically to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including proceeds realized upon the sale of shares of the Company’s Class A Common Stock), the report must be made by the 5th day of the month following the month in which the payment was received. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. You are responsible for obtaining the appropriate form from the bank and complying with the applicable reporting obligations.

Foreign Asset/Account Reporting Information. If the acquisition of shares of the Company’s Class A Common Stock under the Plan leads to a “qualified participation” at any point during the calendar year, you will need to report the acquisition when you file your tax return for the relevant year. A “qualified participation” is attained only in the unlikely event (i) the value of the shares acquired exceeds EUR 150,000 and you own 1% or more of the Company’s total common stock or (ii) you hold shares exceeding 10% of the Company’s total common stock.

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INDIA

Notifications

Exchange Control Information. Indian residents are required to repatriate any cash dividends paid on shares of the Company’s Class A Common Stock acquired under the Plan within 180 days and any proceeds from the sale of such shares of the Company’s Class A Common Stock to India within 90 days of receipt, or within such other period of time as may be required under applicable regulations and to convert the proceeds into local currency. Such residents will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited and should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. You acknowledge that it is your responsibility to comply with applicable exchange control laws in India.

Foreign Asset/Account Reporting Information. Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including shares of the Company’s Class A Common Stock acquired under the Plan) in their annual tax return. You should consult with your personal tax advisor to determine your reporting requirements.

INDONESIA

Terms and Conditions

Language Consent. By accepting the RSUs, you (i) confirm having read and understood the documents relating to the grant (i.e., the Plan and the Agreement) which were provided in the English language, (ii) accept the terms of those documents accordingly, and (iii) agree not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued).

Persetujuan Bahasa. Dengan menerima pemberian Unit Saham Terbatas, anda (i) memberikan konfirmasi bahwa anda telah membaca dan memahami dokumen-dokumen berkaitan dengan pemberian ini (yaitu, Program dan Perjanjian) yang disediakan dalam Bahasa Inggris, (ii) menerima persyaratan di dalam dokumen-dokumen tersebut, dan (iii) setuju untuk tidak mengajukan keberatan atas keberlakuan dari dokumen ini berdasarkan Undang-Undang No. 24 Tahun 2009 tentang Bendera, Bahasa dan Lambang Negara serta Lagu Kebangsaan ataupun Peraturan Presiden sebagai pelaksanaannya (ketika diterbitkan).

Notifications

Exchange Control Information. For foreign currency transactions exceeding US$25,000, the document(s) underlying that transaction will have to be submitted to the relevant local bank. If Indonesian residents repatriate funds (e.g., proceeds from the sale of shares acquired under the Plan) into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia. For transactions of US$10,000 or more (or its equivalent in other currency), a more detailed description of the transaction must be included in the report and Indonesian residents may be required to provide information about the transaction to the bank in order to complete the transaction.

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In addition, if there is a change of position (i.e., sale of shares) in any foreign assets you hold (including shares acquired under the Plan), Indonesian residents must report this change to the Bank of Indonesia no later than the 15th day of the month following the change in position.

Foreign Asset/Account Reporting Information. Indonesian residents have the obligation to report worldwide assets (including foreign accounts and shares acquired under the Plan) in their annual individual income tax return.

IRELAND

Notifications

Director Notification Obligation. Directors, shadow directors and secretaries of an Irish Parent, Subsidiary or Affiliate whose interest in the Company represents more than 1% of the Company’s voting share capital must notify the Irish Parent, Subsidiary or Affiliate in writing when acquiring or disposing of their interest in the Company (e.g., RSUs, shares, etc.), when becoming aware of the event giving rise to the notification requirement, or when becoming a director or secretary if such an interest exist at the time. This notification requirement also applies to any rights or shares acquired by the director’s spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

Terms and Conditions

Sale of Shares. For any RSUs that vest within six (6) months of the Date of Grant, you agree that you will not sell or offer to sell the shares acquired prior to the six (6)-month anniversary of the Date of Grant, unless such sale or offer to sell in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the condition of, any other applicable provisions of the SFA.

Notifications

Securities Law Information. The grant of RSUs is being made in reliance on section 273(1)(f) of the SFA and not with a view to the RSUs being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Obligation. If you are a director, associate director or shadow director of a Parent, Subsidiary or Affiliate in Singapore, you are subject to notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Parent, Subsidiary or Affiliate in writing when you receive an interest (e.g., RSUs, shares) in the Company. In addition, you must notify the Singapore Parent, Subsidiary or Affiliate when you sell shares (including when you sell shares acquired under the Plan). These notifications must be made within two (2) business days of acquiring or disposing of any interest in the Company. In addition, a notification must be made of your interests in the Company or any related company within two business days of becoming a director, associate director or shadow director.

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SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements the “Nature of Grant” section of the RSU Agreement:

By accepting this grant of RSUs, you consent to participation in the Plan and acknowledge that you have received a copy of the Plan.

You understand that the Company has unilaterally, gratuitously, and in its sole discretion decided to grant RSUs under the Plan to Service Providers throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Parent, Subsidiary or Affiliate, other than to the extent set forth in this Agreement. Consequently, you understand that the RSUs are granted on the assumption and condition that the RSUs and any shares acquired at settlement of the RSUs are not part of any employment or service agreement, and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. In addition, you understand that this grant of RSUs would not be made but for the assumptions and conditions referred to above; thus, you acknowledge and freely accept that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any award of or right to the RSUs shall be null and void.

Further, you understand that you will not be entitled to continue vesting in any RSUs upon your termination of Service. This will be the case, for example, even in the event of your termination by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjusted or recognized to be without cause, individual or collective dismissal or objective grounds, whether adjudged or recognized to be without cause, material modification of the terms of employment or service under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient and under Article 10.3 of the Royal Decree 1382/1985. You acknowledge that you have read and specifically accept the conditions referred to in the “Nature of Grant” section of the RSU Agreement.

Notifications

Securities Law Information. No “offer to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the RSUs. The Plan, this Agreement, and any other documents evidencing this grant of RSUs have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of those documents constitutes a public offering prospectus.

Exchange Control Information. Spanish residents must declare the acquisition of shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economics and Competitiveness. Spanish residents must also declare ownership of any shares by filing a Form D-6 with the Directorate of Foreign Transactions each January while the shares are owned. In addition, the sale of shares must also be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530), in which case, the filing is due within one month after the sale.

In addition, Spanish residents are required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., shares) and any transactions with non-Spanish residents (including any payments of cash or shares made by the Company or any U.S. brokerage account) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceed €1 million.

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Foreign Asset/Account Reporting Information. To the extent Spanish residents hold shares and/or have bank accounts outside Spain with a value in excess of €50,000 (for each type of asset) as of December 31, they will be required to report information on such assets on their tax return (tax form 720) for such year. After such shares and/or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported shares or accounts increases by more than €20,000.

SWITZERLAND

Notifications

Securities Law Information. Neither the Agreement nor any other materials relating to the RSUs (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than an employee of the Company, or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority FINMA.

TAIWAN

Terms and Conditions

Data Privacy. The following provision supplements the Data Privacy Consent above:

You hereby acknowledge that you have read and understood the terms regarding collection, processing and transfer of Data contained in this Appendix and by participating in the Plan, you agree to such terms. In this regard, upon request of the Company or the Service Recipient, you agree to provide an executed data privacy consent form to the Company or Service Recipient (or any other agreements or consents that may be required by the Company or Service Recipient) that the Company and/or the Service Recipient may deem necessary to obtain under the data privacy laws in your country, either now or in the future. You understand that you will not be able to participate in the Plan if you fail to execute any such consent or agreement.

Notifications

Securities Law Information. The offer of participation in the Plan is available only for Service Providers. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of shares and the receipt of any dividends paid on such shares) into Taiwan up to US$5,000,000 per year without justification. If the transaction amount is TWD$500,000 or more in a single transaction, a Foreign Exchange Transaction Form must be submitted, along with supporting documentation, to the satisfaction of the remitting bank. You should consult a personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

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UNITED KINGDOM

Terms and Conditions

Form of Settlement. Notwithstanding any discretion in the Plan or anything to the contrary in the RSU Agreement, any RSUs that vest will be settled only in shares. This provision is without prejudice to the application of the “Responsibility of Taxes” section of the RSU Agreement.

Responsibility for Taxes. The following section supplements the “Responsibility for Taxes” section of the RSU Agreement:

Without limitation to the “Responsibility for Taxes” section of the RSU Agreement, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company, the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also agree to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.

Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company or the Service Recipient for the amount of any Tax-Related Items not collected from or paid by you if the indemnification could be considered to be a loan. In this case, the Tax-Related Items not collected or paid by you within 90 days of the end of the U.K. tax year in which an event giving rise to the taxable event occurs, may constitute an additional benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You understand that you will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Service Recipient (as appropriate) the amount of any employee NICs due on this additional benefit, which may also be recovered from you by any of the means referred to in the “Responsibility for Taxes” section of the RSU Agreement.

Joint Election. As a condition of participation in the Plan, you agree to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the RSUs and any event giving rise to Tax-Related Items related to your participation in the Plan (the “Employer NICs”). Without prejudice to the foregoing, you agree to execute a joint election with the Company or the Service Recipient, the form of such joint election having been approved formally by HMRC (the “Joint Election”), and any other required consent or election to accomplish the transfer of Employer NICs to you. You further agree to execute such other joint elections as may be required between you and any successor to the Company or the Service Recipient. You further agree that the Company or the Service Recipient may collect the Employer NICs from you by any of the means set forth in the “Responsibility for Taxes” section of the RSU Agreement.

If you do not enter into a Joint Election, or if approval of the Joint Election has been withdrawn by HMRC, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of the Company’s Class A Common Stock to you under the Plan.

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Important Note on the Election to Transfer Employer NICs

If you are liable for National Insurance contributions (“NICs”) in the UK in connection with your participation in the ContextLogic Inc. 2020 Equity Incentive Plan (the “Plan”), you are required to enter into an Election to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

☐	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

☐

you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

☐

you acknowledge that even if you have electronically accepted this Election, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

Please read the Election carefully.

Please print and keep a copy of the Election for your records.

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CONTEXTLOGIC INC.

2020 EQUITY INCENTIVE PLAN

ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY CLASS 1

NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE

This Election is between:

A.

The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive restricted stock units (“RSUs”) pursuant to the ContextLogic Inc. 2020 Equity Incentive Plan (the “Plan”), and

B.

ContextLogic Inc., with its registered office at 1 Sansome Street, 40th Floor, San Francisco, California, United States 94104 (the “Company”), which may grant RSUs under the Plan and is entering into this Election on behalf of the Employer.

1.	INTRODUCTION

1.1	This Election relates to all RSUs granted to the Employee under the Plan up to the termination date of the Plan.

1.2	In this Election the following words and phrases have the following meanings:

(a)	“Chargeable Event” means any event giving rise to Relevant Employment Income.

(b)	“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)	“Relevant Employment Income” from RSUs on which Employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the RSUs (within the meaning of section 477(3)(a) of ITEPA);

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(B)	the assignment (if applicable) or release of the RSUs in return for consideration (within the meaning of section 477(3)(b) of ITEPA); and

(C)	the receipt of a benefit in connection with the RSUs, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

(d)	“SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the RSUs pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

1.6

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the RSU Agreement. This Election will have effect in respect of the RSUs and any awards which replace or replaced the RSUs following their grant in circumstances where section 483 of ITEPA applies.

2.	THE ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by signing this Election (including by electronic signature process) or by accepting the RSUs (including by electronic signature process if made available by the Company), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

3.	PAYMENT OF THE EMPLOYER’S LIABILITY

3.1

The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Chargeable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

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(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)

by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the RSUs, the proceeds from which must be delivered to the Employer in sufficient time for payment to be made to Her Majesty’s Revenue & Customs (“HMRC”) by the due date; and/or

(iv)

where the proceeds of the gain are to be paid through a third party, the Employee will authorize that party to withhold an amount from the payment or to sell some of the securities which the Employee is entitled to receive in respect of the RSUs, such amount to be paid in sufficient time to enable the Company and/or the Employer to make payment to HMRC by the due date; and/or

(v)	by any other means specified in the applicable RSU Agreement entered into between the Employee and the Company.

3.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the RSUs until full payment of the Employer’s Liability is received.

3.3	The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HMRC on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically).

4.	DURATION OF ELECTION

4.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2	This Election will continue in effect until the earliest of the following:

(i)	the date on which the Employee and the Company agree in writing that it should cease to have effect;

(ii)	the date on which the Company serves written notice on the Employee terminating its effect;

(iii)	the date on which HMRC withdraws approval of this Election; or

(iv)

the date on which, after due payment of the Employer’s Liability in respect of the entirety of the RSUs to which this Election relates or could relate, the Election ceases to have effect in accordance with its own terms.

4.3	This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

[Electronic Acceptance/Signature page follows]

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Acceptance by the Employee

The Employee acknowledges that, by signing this Election (including by electronic signature process) or by accepting the RSUs (including by electronic signature process if made available by the Company), the Employee agrees to be bound by the terms of this Election.

//

Signature (Employee)	Date

Acceptance by the Company

The Company acknowledges that, by signing this Election (including by electronic signature process) or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on behalf of the Company

Position

Date

SCHEDULE OF EMPLOYER COMPANIES

The following are employer companies to which this Election may apply:

Name:	ContextLogic BD B.V.

Registered Office:	Schiphol Boulevard 347, 1118 BJ Schiphol, Netherlands

Company Registration Number:	None

Corporation Tax Reference:	None

PAYE Reference:	120/NB79881